INCOME TAX	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INCOME TAX
INCOME TAX	Income Taxes
For the years ended December 31, 2020 and 2019, the Company recorded no income tax benefit or expense based upon the annual effective tax rate of 0.0% for each period. The annual effective tax rate for each period was driven by losses for each period. The gain related to the Recapitalization Transaction was excluded from the estimated annual effective tax rate calculation for the 2020 period as it is considered a discrete item. The Company reversed a portion of the valuation allowance based on the net operating loss expected to be used, in order to offset Seller's taxable gain related to the Recapitalization Transaction.
The Company is subject to state income tax in Colorado, which is the location of its corporate office, but did not incur any income tax expense related to Colorado due to continued net operating losses. The Company is subject to mining taxes in Nevada, which are classified as income taxes as such taxes are based on a percentage of mining profits, but did not incur any mining tax expense due to continued mining losses. The Company is not subject to foreign income taxes as all of the Company’s operations and properties are located within the United States.
The Company’s loss before income taxes was attributable solely to domestic operations in the United States. The components of the Company’s income tax expense (benefit) were as follows (in thousands):

	Year Ended
	2020	2019
Current
Federal	$—	$—
Deferred
Federal	146,785	(24,609)
Change in Valuation Allowance	(146,785)	24,609
Income Tax Benefit	$—	$—
The following table provides a reconciliation of income taxes computed at the United States federal statutory tax rate of 21% in 2020 and 2019 to the income tax provision (in thousands):

	Year Ended
	2020	2019
Loss before income taxes	$(132,670)	$(98,895)
United States statutory income tax rate	21%	21%
Income tax (benefit) at United States statutory income tax rate	$(27,861)	$(20,768)
Change in valuation allowance	(146,785)	24,609
Recapitalization transaction	157,855	—
Cancellation of debt income	15,360	—
State tax provision, net of federal benefit	1,263	(3,847)
Other	168	6
Income Tax Benefit	$—	$—
For the year ended December 31, 2020, the effective tax rate was a result of a decrease in the valuation allowance of $146.8 million which offset a $157.9 million net write-off and usage of certain deferred tax assets as a result of the Recapitalization Transaction and $15.4 million of cancellation of debt income related to the Recapitalization Transaction.
For the year ended December 31, 2019, the effective tax rate was driven by an increase in the valuation allowance of $24.6 million that was partially offset by adjustments related to the apportionment of taxable loss to the state of Colorado. The apportionment of taxable loss caused state return to provision adjustments of $3.8 million.
The components of the Company’s deferred tax assets are as follows (in thousands):

	December 31,
	2020	2019
Net operating loss	$7,684	$146,382
Mineral properties	39,555	—
Plant, equipment, and mine development	30,767	60,840
Intangible assets	21,710	—
Royalty	6,292	—
Interest expense carryforward	1,935	24,369
Asset retirement obligation	997	927
Stock-based compensation	405	257
Accrued compensation	197	—
Inventories	191	15,438
Reorganization costs	—	7,701
Other liabilities	—	609
Credits and other	—	(6)
Valuation allowance	(109,733)	(256,517)
Total net deferred tax assets	$—	$—
Based on the weight of evidence available as of both December 31, 2020, and 2019, which included recent operating results, future projections, and historical inability to generate operating cash flow, the Company concluded that it was more likely than not that the benefit of its net deferred tax assets would not be realized and, as such, recorded full valuation allowances of $109.7 million and $256.5 million, respectively, against its net deferred tax assets.
The Company had net operating loss carryovers as of December 31, 2020 and 2019 of $36.6 million and $683.8 million, respectively, for federal income tax purposes. The accumulated net operating loss carryovers as of December 31, 2019 were not transferred from the Seller to the Company upon consummation of the Recapitalization Transaction, which caused the decrease in the balance. The carryforward amount as of December 31, 2020 can be carried forward indefinitely and can be used to offset taxable income and reduce income taxes payable in future periods, pending any potential limitation pursuant to Internal Revenue Code (“IRC”) section 382. Additional analysis of the IRC section 382 limitations will be performed in the future and could result in an annual limitation applied to the $36.6 million of net operating losses.
Immediately prior to the Recapitalization Transaction, Seller had estimated net deferred tax assets of approximately $193.0 million, which were primarily comprised of net operating losses and offset by a full valuation allowance. As a result of the Recapitalization Transaction, Seller, which sold all of its issued and outstanding equity interests of its direct subsidiaries and substantially all of its other assets, to Acquisition Sub, which also assumed substantially all of the liabilities of Seller, had a taxable gain and cancellation of indebtedness of approximately $128.5 million before considering Seller's net operating loss carryforwards. In connection with the Recapitalization Transaction, Seller used approximately $27.2 million of its deferred tax assets to offset the taxable gain in full, resulting in remaining net deferred tax assets of approximately $94.1 million immediately after the Recapitalization Transaction. The remaining net deferred tax assets balance of Seller did not transfer to the Company as a result of the Recapitalization Transaction. For U.S. tax purposes, the sale of Seller's disregarded subsidiaries interests and other assets was considered a sale of assets. The acquired assets have a carryover basis for U.S. GAAP purposes and the Company has stepped up the fair market value basis in the assets acquired for tax purposes.
As necessary, the Company provides a reserve against the benefits of uncertain tax positions taken in its tax filings that are more likely than not to not be sustained upon examination. Based on the weight of available evidence, the Company does not believe it has taken any uncertain tax positions that require the establishment of a reserve. The Company has not recorded any income tax reserves or related interest or penalties related to income tax liabilities as of December 31, 2020. The Company's policy, if it were to have uncertain tax positions, is to recognize interest and/or penalties related to unrecognized tax benefits as part of its income tax expense. With limited exception, the Company is no longer subject to U.S. federal income tax audits by taxing authorities for tax years 2017 and prior; however, net operating loss and credit carryforwards from all years are subject to examinations and adjustments for at least three years following the year in which the attributes are used.

7. INCOME TAX

The Company’s net deferred tax assets are as follows:

	December 31,	December 31,
	2019	2018
Deferred tax asset
Organizational costs/Startup expenses	$227,930	$86,012
Total deferred tax assets	227,930	86,012
Valuation allowance	(227,930)	(86,012)
Deferred tax asset, net of allowance	$—	$—

The income tax provision consists of the following:

	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
Federal
Current	$899,804	$555,449
Deferred	(141,918)	(86,012)

State
Current	—	—
Deferred	—	—
Change in valuation allowance	141,918	86,012
Income tax provision	$899,804	$555,449

As of December 31, 2019, the Company had no U.S. federal and state net operating loss carryovers (“NOLs”) available to offset future taxable income. In accordance with Section 382 of the Internal Revenue Code, deductibility of the Company’s NOLs may be subject to an annual limitation in the event of a change in control as defined under the regulations.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2019 and 2018, the change in the valuation allowance was $141,918 and $86,012, respectively.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2019 sand 2018 is as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
True-ups	0.6%	0.0%
Change in valuation allowance	4.0%	3.8%
Income tax provision	25.6%	24.8%

The Company files income tax returns in the U.S. federal jurisdiction and in various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company considers New York to be a significant state tax jurisdiction.